Exhibit 99.1
Thirty-four consecutive years of increased shareholder dividends. : THFF

Forward-looking Information This presentation contains future oral and written statements of the Company and its management, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe”, “expect”, “anticipate”, “estimate”, “could”, and other similar expressions. All statements in this presentation, including forward-looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events .. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. Additional information is included in the Company’s filings with the Securities and Exchange Commission .. Factors that could have a material adverse effect on the Company’s financial condition, results of operations and future prospects can be found in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and elsewhere in the Company’s periodic and current reports filed with the Securities and Exchange Commission. These factors include, but are not limited to, the effects of future economic, business and market conditions and changes, domestic and foreign, including competition, governmental policies and seasonality; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by Company regulators, and changes in the scope and cost of FDIC insurance and other coverages; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and other interest sensitive assets and liabilities; the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses, analysis of capital needs and other estimates; changes in borrowers’ credit risks and payment behaviors; and changes in the availability and cost of credit and capital.

Norman L. Lower y Chairman, Chief Executive Officer, Presiden t Norman D. Lower y Chief Operating Officer, SV P Rodger A. McHargu e Chief Financial Officer, SV P Steven H. Hollida y Chief Credit Officer, SVP

First Financial Corporatio n Indiana’s first multi-bank holding company Established 198 4 84 Locations 78 full service banking center s 6 loan production office s $5.0 Billion in Assets June 30, 202 1 $1.6 Billion Trust and Assets Under Managemen t First Financial Bank Primary subsidiary founded in 183 4 Oldest national bank in Indiana 5th oldest national bank in the U.S .. Terre Haute, Indiana Headquarters Illinoi s 28 Banking Center s 1 Loan Office Indian a 25 Banking Center s 2 Loan Offices Kentuck y 18 Banking Center s 1 Loan Office Tennesse e 7 Banking Center s 2 Loan Offices

5 Our Visio n To enhance our clients’ abilities to spend, save, borrow and invest. Our Missio n To deliver financial solutions that are simple, fast and easy. Our Value s We build strong relationships and treat each other with dignity and respect .. We embrace the diversity of our customers and co-workers .. We apply the highest standards of excellence to everything we do .. We work as a team to deliver world-class customer service .. We get involved in our communities .. We recognize profitability is essential to our future success. Best Ban k 13 Years in a Ro w Tribune-Star Readers’ Choice Top 100 Farm Lender in Americ a FDIC 5-Star Ratin g BauerFinancial One of America’s Best Banks

6 Capital to Support Strategic Growth Value Proposition Increasin g Shareholder Value Experienced Management Team Proven Earnings 180+ year Operating Track Record Strong Risk Management Well-positioned Balance Sheet & Strong Asset Quality

TBV $0.00 $10.00 $20.00 $30.00 $40.00 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2Q22 CAGR 5.3% Strong Capital Key Capital Ratios and Per Share Data As of June 30, 2022 7 0.00% 3.50% 7.00% 10.50% 14.00% 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2Q22 TCE Total Risk Based 14.65% Tier 1 Risk Based 13.51% Tier 1 Leverage 9.97% Book Value $38.36 Tangible Book Value $30.52

History of Earnings and Dividend Growth Earnings and Dividends Per Share '- 1.25 2.50 3.75 5.00 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1.06 1.04 1.02 1.02 2.50 0.99 0.98 0.97 0.96 0.94 0.93 0.91 0.90 0.88 0.86 0.84 0.80 0.75 0.65 0.60 0.56 0.51 4.02 3.93 3.80 3.80 2.38 3.12 2.35 2.55 2.37 2.48 2.83 2.14 1.73 1.89 1.94 1.77 1.72 2.07 1.95 2.10 1.78 1.72 EPS Dividends Paid CAGR 2000 - 202 1 EPS 6.37 % Dividends 5.14% 8

9 FFIEC BHC UBPR Data Centralized committee structure We are an in-market lender to clients Disciplined underwritin g Net Charge-offs 0.00% 0.04% 0.08% 0.11% 0.15% '(500) '- 500 1,000 1,500 2,000 2Q21 3Q21 4Q21 1Q22 2Q22 Dollar ($000) % Total Loans 0.00% 0.03% 0.07% 0.01% 0.01% 0.00% 0.03% 0.07% 0.01% 0.01% 1.40% 1.50% 1.60% 1.70% 1.80% 44,000 45,000 46,000 47,000 48,000 2Q21 3Q21 4Q21 1Q22 2Q22 Amount ($000) % Total Loans 1.59% 1.72% 1.76% 1.79% 1.80% 1.59% 1.72% 1.76% 1.79% 1.80% Reserves / Loans Non-Performing Assets Strong Asset Quality NPA ($000) Total NPAS / Loans 2Q21 20,018 0.78% 3Q21 19,494 0.79% 4Q21 14,904 0.53% 1Q22 12,961 0.46% 2Q22 13,509 0.47%

Better than Peer Performance Non-interest Income % Avg Assets 10 '- 0.43 0.85 1.28 1.70 2016 2017 2018 2019 2020 2021 1Q22 FFC Peer 0.85 0.94 0.98 0.9 0.9 0.93 0.91 1.08 0.88 1.00 1.12 1.32 1.22 1.61 0.85 0.94 0.98 0.9 0.9 0.93 0.91 Return on Assets '- 0.40 0.80 1.20 1.60 2016 2017 2018 2019 2020 2021 2Q22 FFC Peer 1.25 0.97 1.19 1.22 0.95 0.92 1.43 1.10 1.25 1.42 1.56 0.98 1.30 1.25 0.97 1.19 1.22 0.95 0.92 FFIEC BHC UBPR Data FFIEC BHC UBPR Data

Net Interest Income  Loan Growth Driving Growth in Income 2.00 3.00 4.00 5.00 6.00 '- 37,500 75,000 112,500 150,000 2016 2017 2018 2019 2020 2021 YTD 06/30/22 NII NIM 3.31 3.2 4.05 4.25 4.32 4.11 4.04 78,280 143,401 146,346 131,652 116,579 107,857 104,973 3.31 3.2 4.05 4.25 4.32 4.11 4.04 9.03% CAGR 11 $’s in (000’s)

Diversified Loan Portfolio 12 Commercial Loans By State Loan Portfolio Balance ($000) Total $2,892,488 Loan Portfolio ($000) Balance Percent Commercial 2,010,949 69.5% Consumer 627,673 21.7% Residential 253,866 8.8% Total 2,892,488 100% Other 33% TN 13% KY 6% IL 11% IN 37% Residential 9% Consumer 22% Commercial 69% Residential $253,866 Consumer $627,673 Commercial $2,010,949

Consumer Loan Portfolio Total Loans $627,673,000 98.0% Secured Consumer Loan s 49.0% ≥ 701 FIC O 24.0% 651 to 70 0 19.0% 600 to 65 0 8.0% < 600 (Includes No Score ) 62.1% Indirect Auto ($389,925,881 ) 13.9% New ($54,275,054 ) 86.1% Used ($335,650,836 ) Asset Qualit y 30 – 89 day YTD Average Past Due 1.63% 13 Credit Card 1% Other 3% Indirect Auto 62% Direct Auto 16% HELOC 18%

Mortgage Loan Portfolio Total Loans $253,866,000 64.0% YTD Production Sol d • Primarily in-market lende r Portfoli o • Underwritten to FHLMC Guideline s • 86.1% with credit scores > 65 0 • Average LTV 64.5% % Asset Qualit y • 12 monthly average past due 1.90% 14 Adjustable 58% Fixed 42%

Commercial Real Estate Mix Non-owner Occupied CRE As % of Total Commercial Real Estate Loans Residential Multi-family 36.58% Retail 10.19% Hotel 8.95% Property Management 6.10% Student Housing 4.20% Medical Office 2.31% Other 9.64% 15 Owner Occupied CRE $177,323 M Residential Multi-family $356,044 M NOO Retail $99,173 M Student Housing $40,857 M Hotel $87,105 M Residential & Non-residential Property Management $59,395 M Medical Office $22,491 M Land Development $31,894 M Single Family Housing $5,169 M Other $93,803 M Total $973,254 M Total Commercial Real Estate Loans

16 Agriculture 23.56% $244,532,384 Construction 7.14% $74,060,853 Health Services 7.20% $74,743,849 Banking & Financial Services 3.66% $38,009,124 Floor Plans & Auto Industry 3.65% $37,915,724 Retail Eating Establishments 1.13% $11,694,699 Other Retail + Convenience 4.72% $48,956,055 Transportation 4.26% $44,237,406 Manufacturing 2.55% $26,450,550 Personal Services 10.92% $113,274,245 Government Entities 8.38% $87,008,277 Schools 1.74% $18,079,633 Forestry, Oil, Gas & Energy 2.56% $26,597,581 Religious Organizations 1.33% $13,830,447 Amusment & Recreation 2.13% $22,138,284 Wholesale Distribution 4.07% $42,203,251 Other 10.98% $113,962,950 Total 100.00% $1,037,695,312 Other 11% Wholesale Distribution 4% Amusement & Recreation 2% Religious Organizations 1% Forestry, Oil/Gas & Energy 3% Schools 2% Government Entities 8% Personal Services 11% Manufacturing 3% Transportation 4% Other Retail+Convenience 5% Retail Eating Establishments 1% Floor Plans 4% Banking & Financial Services 4% Health Services 7% Construction 7% Agriculture 24% C&I Loans as a % of Total Commercial Loans

Commercial Production Pipeline Production YTD 6/30/2022 17 Region Pipeline New Money Central $114,343,000 $84,991,000 West $146,679,054 $139,439,045 Southern $83,930,350 $74,899,444 Mid- Central $79,226,256 $47,774,035 Mid-South $247,868,574 $206,558,705 Indy LPO $36,636,196 $36,636,196 Total $708,683,430 $590,298,495 Current Pipeline Dollars Region Term Production Line Production Central $69,623,514 $6,962,050 West $137,610,758 $12,365,000 Southern $76,459,447 $13,913,200 Mid- Central $28,097,360 $35,135,102 Mid-South $44,327,524 $17,622,744 Indy LPO $40,689,290 $2,322,761 Total $396,807,893 $88,320,857 Region Pipeline $ Terre Haute Market Area $75,441,093 Champaign, IL MSA Bloomington, IL MSA $90,999,194 Vincennes Market Area $55,877,530 Evansville, IN Bowling Green, KY $88,226,256 Clarksville, TN / Nashville, TN / Murfreesboro, TN $193,267,986 Central Indiana / Indpls. MSA $204,871,371 Total $708,683,430 Current Pipeline Location

18 Deposit Mix Strong Core Deposit Franchise 0.00% 0.18% 0.35% 0.53% 0.70% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 0.19% 0.20% 0.36% 0.56% 0.37% 0.25% 0.17% 0.16% 0.19% 0.25% 0.38% 0.63% Cost of Deposits BHC UBPR Interest Expense '- 0.28 0.55 0.83 1.10 2016 2017 2018 2019 2020 2021 1Q22 YTD FFC Peer 0.24 0.28 0.57 1.02 0.81 0.54 0.45 0.15 0.20 0.38 0.57 0.36 0.23 0.16 0.24 0.28 0.57 1.02 0.81 0.54 0.45 FFIEC BHC UBPR Data Brokered CDs 1% Time 11% Demand & Savings 69% Non-interest bearing 19%

Disciplined Expense Management 0 30000 60000 90000 120000 2016 2017 2018 2019 2020 2021 2Q22 $62,018 $117,406 $112,758 $104,348 $91,289 $88,747 $90,308 19 45.0 51.0 57.0 63.0 69.0 2016 2017 2018 2019 2020 2021 1Q21 FFC Peer 62.29 60.88 61.22 61.65 61.22 62.21 68.42 60.81 63.33 59.87 61.23 58.43 61.62 59.4 62.29 60.88 61.22 61.65 61.22 62.21 68.42 FFIEC BHC UBPR Data Efficiency Non-interest Expense

Trust and Asset Management 20 $1.5 Billion Trust Assets Under Management Trust Services include : • Professional Farm Managemen t • Trust Administratio n • Estate Administratio n • Retirement Service s • Corporate Trust Services Trust & Asset Mgmt 2021 YTD 2022 Revenue ($000) 5,256 2.672 Income before Tax 1,917 980

21 Well-positioned for sustainable and profitable growt h • Diversified business model with strong risk management • High-caliber team members focused on customer service and technology optimizatio n • Expanding presence in larger growth market s • Commercial banking focus with quality core deposit s • Demonstrated ability to successfully complete mergers and acquisition s • Unblemished track record of delivering shareholder valu e • Thirty-four consecutive years of increased shareholder dividends Key Investment Points

2019 2020 2021 2Q 2022 Net Interest Income 131,652 146,346 143,401 78,280 Provision 4,700 10,528 2,466 <5,800> Non-interest Income 38,452 42,476 42,084 24,008 Non-interest Expense 104,348 112,758 117,406 62,018 Net Income 48,872 53,844 52,987 36,537 Earnings Per Share (diluted) 3.80 3.93 4.02 2.95 Total Assets 4,023,250 4,557,544 5,175,099 5,006,648 Net Interest Margin 4.25 4.05 3.20 3.31 Return on Average Assets 1.42 1.25 1.10 1.43 Return on Average Equity 9.83 9.07 8.87 13.80 3-Year Financial Highlights Dollars in millions except per share data 22

Norman L. Lowery Chairman, Chief Executive Officer, President 812.238.6487 / lowerynl@first-online.com Thank You! Rodger A. McHargue Chief Financial Officer, SVP 812.238.6334 / rmchargue@first-online.com Norman D. Lowery Chief Operating Officer, SVP 812.238.6185 / lowerynd@first-online.com Steve Holliday Chief Credit Officer, SVP 812.238.6264 / sholliday@first-online.com : THFF